                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:

    / /  Preliminary Proxy Statement
    / /  Confidential, for Use of the Commission Only
         (as permitted by Rule 14c-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               SAMES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                SAMES CORPORATION
                            9201 WEST BELMONT AVENUE
                          FRANKLIN PARK, ILLINOIS 60131

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2000


TO THE STOCKHOLDERS OF

     SAMES CORPORATION:

     Notice is hereby given that the Annual Meeting of Stockholders of SAMES CORPORATION (the "Company") will be held at the offices of Vedder, Price, Kaufman & Kammholz, 26th Floor, 222 North LaSalle Street, Chicago, Illinois 60601, on Tuesday, April 25, 2000 at 9:00 a.m., for the purpose of considering and acting upon the following matters:

     1. The election of one director to the Board of Directors of the Company;

     2. The approval of the Sames Employee Stock Purchase Plan;

     3. The approval of an amendment to the Company's Amended and Restated 1996 Stock Option Plan;

     4. The ratification of the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2000; and

     5. The transaction of such other business as may properly be brought before the meeting and any adjournment thereof.

     Stockholders of record at the close of business on Wednesday, March 1, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Whether or not you expect to be present at the Annual Meeting, you are requested to execute and return the enclosed proxy.

                                        By order of the Board of Directors,



                                        Guy E. Snyder, SECRETARY


March 20, 2000

                                SAMES CORPORATION
                            9201 WEST BELMONT AVENUE
                          FRANKLIN PARK, ILLINOIS 60131



                                 PROXY STATEMENT
                                       FOR
                       2000 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 25, 2000

                                  INTRODUCTION

     This proxy statement and the accompanying proxy are being furnished for the solicitation of proxies by the Board of Directors of Sames Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, April 25, 2000 at 9:00 a.m., Chicago time, at the offices of Vedder, Price, Kaufman & Kammholz, 26th Floor, 222 North LaSalle Street, Chicago, Illinois 60601, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The proxy statement and accompanying proxy are being first sent to stockholders on or about March 20, 2000.

ANNUAL REPORT

     The Annual Report on Form 10-K of Sames Corporation for the fiscal year ended November 30, 1999 is enclosed herewith.

PROPOSALS

     The purpose of the Annual Meeting is to:

     1. Elect one director to the Board of Directors of the Company;

     2. Approve the Sames Employee Stock Purchase Plan;

     3. Approve an amendment to the Company's Amended and Restated 1996 Stock Option Plan;

     4. Ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year 2000; and

     5. Transact such other business as may properly come before the meeting or any adjournment thereof.

REVOCATION OF PROXIES AND SOLICITATION

     The enclosed proxy may be revoked by a stockholder at any time prior to the voting thereof by delivery of written notice of revocation to the Secretary of the Company. It may also be revoked by a stockholder attending and voting in person at the Annual Meeting or by delivery of a later dated proxy to the Secretary of the Company prior to such voting.

     The cost of solicitation of proxies will be borne by the Company. Solicitation will be by mail and may also be by telephone, telegraph or in person by employees of the Company, who will receive no additional compensation for such solicitation. The Company does not now expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in sending proxy material to principals and obtaining their proxies. Harris Trust and Savings Bank, the transfer agent and registrar of the Company's capital stock, may aid in the solicitation of proxies and will be reimbursed for any expenses incurred as a result of any such activity.

VOTING SECURITIES

     As of March 1, 2000, the record date for stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), the outstanding voting securities of the Company consisted of 2,931,035 shares of capital stock, each share being entitled to one vote on each matter presented at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of the Record Date, the following persons were believed by the Company to beneficially own (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) more than 5% of the outstanding shares of capital stock of the Company:

                         NAME AND ADDRESS OF                   NUMBER OF                     PERCENT
                          BENEFICIAL OWNER                     SHARES(1)                     OF CLASS
                         -------------------                  ----------                     ---------
Kennedy Capital Management, Inc.
  10829 Olive Blvd.
  St. Louis, MO  63141                                        339,674(2)                      11.59%

Harris Associates L.P.
Harris Associates Inc.
  Two North LaSalle Street
  Suite 500
  Chicago, IL  60602                                          297,233(3)                      10.14%

Woodland Partners LLC
  60 South Sixth Street, Suite 3750
  Minneapolis, MN 55402                                       264,150(4)                       9.00%

Dimensional Fund Advisors, Inc.
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA  90401                                     242,330(5)                       8.27%

-------------------
(1) The nature of the beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the following notes.

(2) According to a Schedule 13G filed with the SEC, dated February 9, 2000. Kennedy Capital Management has sole dispositive power of all such shares. It has sole voting power of 276,874 shares.

(3) According to a Schedule 13G filed with the SEC, dated January 17, 2000. Harris Associates L.P. and its general partner, Harris Associates Inc. (collectively, "Harris"), share voting and dispositive power with respect to 245,800 of the 297,233 shares, which are beneficially owned by Harris Associates Investment Trust Series Designated The Oakmark Smallcap Fund. Harris shares voting power of the remaining 51,433 shares with various clients to which Harris acts as investment adviser. Harris has sole dispositive power with respect to such 51,433 shares.

(4) According to a Schedule 13G filed with SEC, dated January 20, 2000. Woodland Partners LLC has sole voting power of 228,950 of such shares. Woodland Partners LLC shares voting power of 35,200 shares with various clients for whom it manages accounts.

(5)  According to a Schedule 13G filed with the SEC, dated February 4, 2000.

                        PROPOSAL 1. ELECTION OF DIRECTORS

INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

         The Company presently has five directors who are divided into three classes serving staggered three year terms. One director is to be elected to the Company's Board of Directors at this Annual Meeting to hold office for a term expiring at the Annual Meeting for the year 2003. Dr. Wayne F. Edwards has been nominated to fill such position. Unless otherwise specified in the proxy, it is the present intention of the persons named in the accompanying form of proxy to vote such proxies for his election. Mr. Clifford J. Vaughan is currently a director of the Company with a term expiring at this year's Annual Meeting. Mr. Vaughan has decided not to stand for re-election. Accordingly, fewer nominees for director are named herein than the maximum number of directors permitted by the Company's By-Laws. Additional nominees for director are not being sought at this time. Proxies will not be voted for more than the one nominee for director included in this Proxy Statement.

         Directors shall be elected by an affirmative vote of a plurality of votes of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Under applicable Delaware law, in tabulating the vote, broker non-votes will be disregarded and will have no effect on the outcome of the vote.

         Although it is not anticipated, if Dr. Edwards is unable or unwilling to serve as a director, proxies will be voted for such other person as the Board of Directors may determine.

         Information with respect to the nominee, continuing directors and certain executive officers of the Company is shown below.

                                                                                    CAPITAL STOCK OF THE
                                                                                          COMPANY
                                                                                   BENEFICIALLY OWNED ON
                                                                                      MARCH 1, 2000(1)
                                                                         ------------------------------------------
                                                                                                    PERCENT OF
                                                                              NUMBER OF            CAPITAL STOCK
                                                                                SHARES              OUTSTANDING
                                                                                ------              -----------
NOMINEE FOR ELECTION AS DIRECTOR

DR. WAYNE F. EDWARDS, age 65, has been a director  of the  Company since         17,250(2)                  *
 August 1996 and Chairman  of the Board  since August 1998. Dr.  Edwards served as  interim  President and CEO of the Company  from  August 1998 until  the  appointment of  Arnold  H. Dratt  as  President and CEO  in
 October  1998. Dr. Edwards, now  retired, was Vice President and  Chief
 Financial  Officer  of Crown  Zellerbach International, Inc. from  1975 to 1983.

CONTINUING DIRECTORS

ARNOLD H. DRATT, age 55, has  been the President, CEO and a  director of        121,500(3)               4.01%
 the Company since October  1998.  Mr. Dratt has  served as President of the  Dratt-Campbell  Company,  a management  consulting  firm, since he co-founded  it in 1991. In such  capacity,  Mr. Dratt  was a consultant to the Company from  January 1998 until  September  1998.  Mr.  Dratt's present term of office expires at the 2001 Annual Meeting.


                                       - 4 -


                                                                                    CAPITAL STOCK OF THE
                                                                                          COMPANY
                                                                                   BENEFICIALLY OWNED ON
                                                                                      MARCH 1, 2000(1)
                                                                         ------------------------------------------
                                                                                                    PERCENT OF
                                                                              NUMBER OF            CAPITAL STOCK
                                                                                SHARES              OUTSTANDING
                                                                                ------              -----------

PHILIPPE  VUILLERME,  age 47, has been a director of the  Company  since          1,500                    *
 October 1999. Mr. Vuillerme is also an Executive  Officer,  joining the
 Company on April 1, 1999, as Managing  Director of Sames S.A.  Prior to
 joining the Company,  Mr.  Vuillerme  was a managing  director of Avery
 Dennison  located in France from 1996 to 1999, and served as a managing director  of  Plasteurop  located  in  Belgium  from 1989 to 1996.  Mr.
 Vuillerme's present term of office expires at the 2002 Annual Meeting.

LLEWELLYN SCOTT FLAIG, age 55, has been a Director of the     Company             1,275                    *
 since  February  2000.  Mr.  Flaig  served as Senior Vice  President of
 World  Wide  Operations  of Dell  Computer  from 1992 to 1995,  when he retired.  He  left  retirement  to work  for  Iomega  Corporation  from
 December 1997 to July 1999 on transforming  and improving the company's operations.  Mr.  Flaig  is  currently  an  Adjunct  Professor  at  the
 Kellogg  Business  School  of  Northwestern  University.   Mr.  Flaig's
 present term of office expires at the 2002 Annual Meeting.

NON-DIRECTOR NAMED EXECUTIVE OFFICERS

G. BRUCE BRYAN,  JR., age 44, has  been Vice  President  since 1996. Mr.          6,475(4)                  *
 Bryan  joined the  Company  in 1993 as  Manager  of the North  American
 Powder Systems Group for the General Industrial Market.

TODD A.  VAUGHAN,  age 41,  has been an officer  of  the  Company  since          5,250(5)                  *
 April 1997.  Mr.  Vaughan has been  employed by the Company  since 1992 and is presently Vice  President of the Company and General  Manager of
 Sames North America, Inc.

RONALD  A.  KOLTZ,  age  50,  has   been  Vice  President  -  Controller          1,501(6)                  *
 Corporate  Accounting  since  January  1999.  Mr. Koltz was employed by the  Company  from  October  1972 until  September  1998.  He served as
 Controller of the Company from  September  1994 until  September  1998.
 He  briefly  held the  same  position  at ITW  Binks,  which  purchased certain  assets from the Company,  from  October 1998 until  January 1,
 1999, when he rejoined the Company.

DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (7 PERSONS)                         154,751                 5.15%

---------------------------

*        Less than 1.0% of the Company's outstanding capital stock.

(1) The information contained in this column is based upon information furnished to the Company by the individuals referred to above. The nature of beneficial ownership for shares shown in this column is sole voting and investment power.
(2) Includes 9,250 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.
(3) Includes 100,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.
(4) Includes 4,875 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.
(5) Includes 4,750 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.
(6) Includes 1,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
                        NOMINEE FOR DIRECTOR NAMED ABOVE.


DIRECTORS' FEES

       Each outside director who is not also an employee of the Company receives a director's fee of $21,000 per annum and $1,000 for each Board meeting attended in person, or $500 for each Board meeting attended via telephone, plus reimbursement of expenses relating to attendance at meetings. Non-employee directors are also entitled to participate in the Company's Amended and Restated 1996 Stock Option Plan. The Chairman of the Board receives a director's fee of $60,000 per annum and $1,000 for each equivalent day above three days in a month, plus reimbursement of expenses. Directors who perform services for the Company are compensated at a per diem rate of $1,000.

INFORMATION REGARDING BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

       The Board of Directors of the Company held eight meetings and took action by written consent on seven occasions during fiscal 1999. The Board of Directors currently has two standing committees: the Audit Committee and the Compensation Committee. The Company has not designated a nominating committee. The entire Board of Directors acts to nominate persons for election as directors. All directors attended at least 75% of the meetings of the Board of Directors, and of committees on which they served, during 1999.

       The Audit Committee is responsible for recommending to the Board of Directors the engagement of independent auditors for the Company and reviewing with the independent auditors the plan for and results of the auditing engagement. The Audit Committee met four times during fiscal 1999. The Audit Committee of the Board currently consists of Dr. Edwards, Mr. Vaughan and Mr. Flaig.

       The Compensation Committee is responsible for reviewing the compensation arrangements in effect for the Company's executive officers and for administering all the Company's employee benefit plans, including the Company's Amended and Restated 1996 Stock Option Plan. The Compensation Committee took action by written consent on eight occasions during the last fiscal year. The Compensation Committee currently consists of Dr. Edwards, Mr. Vaughan and Mr. Flaig.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Pursuant to Section 16 of the Exchange Act, the Company's officers, directors and holders of more than 10% of the Company's capital stock are required to file reports of their trading in equity securities of the Company with the Securities and Exchange Commission ("SEC"), the Company, the American Stock Exchange and the Chicago Stock Exchange. Based solely on its review of copies of such reports received by it, the Company believes that for fiscal 1999 all filing requirements applicable to its officers, directors, and more than 10% stockholders were complied with, except that Mr. Vuillerme failed to timely file a Form 3 upon his election to the Board of Directors in October 1999. Such report is currently on file with the SEC.

                             EXECUTIVE COMPENSATION

       The following table sets forth separately, for the fiscal years indicated, each component of compensation paid or awarded to, or earned by, (i) the Chief Executive Officer ("CEO") of the Company serving at the end of the last fiscal year, and (ii) each of the most highly compensated executive officers who either served or who were serving as executive officers during or at the end of the Company's last fiscal year, respectively, who earned more than $100,000 in salary and other compensation, other than the CEO, (collectively referred to herein as the "Named Executive Officers").


                          SUMMARY COMPENSATION TABLE(1)

                                                  ANNUAL                  LONG-TERM
           NAME AND                            COMPENSATION              COMPENSATION
                                          -----------------------      ----------------      ALL OTHER
      PRINCIPAL POSITION        YEAR      SALARY($)      BONUS($)      OPTION AWARDS (#)   COMPENSATION($)
      ------------------        ----      ---------      --------      -----------------   ---------------
Arnold H. Dratt                1999       $366,667    $150,000                   --             --
President, Chief Executive     1998(2)    300,000(3)        --              100,000             --
Officer and Director           1997            --           --                   --             --

G. Bruce Bryan, Jr.            1999       123,885       55,000(4)                --             --
Vice President                 1998       106,616       55,000(4)             3,000             --
                               1997       105,858       16,726                   --             --

Todd A. Vaughan                1999       149,615       66,362(4)                --             --
Vice President, Sames          1998       132,724       66,362(4)             4,000             --
Corporation and General        1997       131,000       18,155                   --             --
Manager, Sames North
America, Inc.

Ronald A. Koltz                1999       88,362        23,500(4)             1,000         11,159(5)
Vice President-Controller      1998       85,895            --                   --         10,236(5)
Corporate Accounting           1997       91,833            --                   --          9,531(5)

Kevin C. Higgins (6)           1999       95,706(7)     10,000(7)                --             --
Vice President- Controller     1998       65,360        25,000                1,000             --
International Operations       1997       52,500            --                  300             --


(1) Compensation paid to executive officers for the fiscal year ended November 30, 1999, other than salary, bonus, and other compensation reflected in the table, does not exceed the minimum amounts required to be reported under the SEC's rules.
(2) Mr. Dratt joined the Company on October 1, 1998. His salary is paid pursuant to the terms of an Amended and Restated Consulting Agreement dated as of March 1, 2000, by and between the Company and The Dratt-Campbell Company, a consulting firm of which Mr. Dratt is President and co-founder. Please see "Certain Relationships and Related Transactions" for a discussion of this agreement.
(3)    Mr. Dratt's salary is shown on an annualized basis.
(4) These amounts reflect payments made under Bonus Agreements between the Company and certain executive officers providing for bonus payments payable at certain dates if the individual remains continuously employed with the Company through such dates.
(5) Represents amounts expended with respect to post-retirement payments under employment contracts between the Company and Mr. Koltz.
(6)    Mr. Higgins is no longer employed by the Company.
(7) Represents amounts paid to Mr. Higgins from December 1, 1998 through October 13, 1999.

      The tables below set forth certain information with respect to options held by the Company's Named Executive Officers.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED RATES
                                                                                               OF STOCK PRICE
                            NUMBER OF    PERCENT OF TOTAL                                       APPRECIATION
                            SECURITIES     OPTIONS GRANTED    EXERCISE OR                    FOR OPTION TERM ($)
                            UNDERLYING     TO EMPLOYEES IN        BASE        EXPIRATION     -------------------
          NAME                OPTIONS      FISCAL YEAR(%)    PRICE ($/SH.)       DATE           5%        10%
          ----                -------      --------------    -------------    ----------      -----     ------
Arnold H. Dratt                 --             --                 --              --            --        --
G. Bruce Bryan, Jr.             --             --                 --              --            --        --
Todd A. Vaughan                 --             --                 --              --            --        --
Ronald A. Koltz              1,000           3.08%             16.00            01/11/09      10,062    25,500
Kevin C. Higgins             1,000           3.08%            14.875            12/17/08       9,358    23,715


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUE

                                                               NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED             IN-THE-MONEY
                               SHARES                            OPTIONS/SARS(#)               OPTIONS/SARS($)
                            ACQUIRED ON        VALUE      ----------------------------   --------------------------
         NAME               EXERCISE (#)    REALIZED($)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
         ----               ------------    -----------   -----------    -------------   -----------  -------------
Arnold H. Dratt                 --              --         100,000             --             --            --
G. Bruce Bryan, Jr.             --              --         4,875              625            8,625          --
Todd A. Vaughan                 --              --         4,750              250           11,500          --
Ronald A. Koltz                 --              --         1,000               --             --            --
Kevin C. Higgins               1,000           14,875           --             --             --            --


                        REPORT OF THE BOARD OF DIRECTORS
                        REGARDING EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

         The fundamental philosophy of the Company's compensation program is to offer competitive compensation opportunities for all employees, including senior management, which are based on the individual's contribution and personal performance. The objectives of the Company's compensation program are to align compensation with business goals and performance and to enable the Company to attract and retain superior talent and reward performance.

         The Company also believes it is important to align executive officers' interests with the success of the Company by placing a portion of pay at risk, thus making payment dependent upon corporate performance. The compensation of the Company's CEO and Named Executive Officers is reviewed and approved annually by the Board of Directors, and is linked to the Company's financial performance. Fifteen percent or more of executive management's compensation may consist of a bonus which is influenced by the Company's annual performance.

         In determining compensation levels, salary and bonus components are initially reviewed by the Compensation Committee of the Board of Directors. The Compensation Committee then makes its recommendations to the full Board of Directors. The Board studies the recommendations, along with other information on individual and corporate performance, and votes on compensation levels for the next fiscal year. Only those members of the Board of Directors who are not officers of the Company vote on matters relating to the compensation of the CEO and Named Executive Officers.

EXECUTIVE OFFICER COMPENSATION PROGRAM

         The Company's compensation program consists of cash salary, annual bonus payments based upon performance and stock option grants. There are currently three main components to the Company's executive compensation program, as determined by corporate and individual performance:

                  -         Base salary compensation
                  -         Annual incentive compensation
                  -         Stock option grants

                  In determining salaries, the Compensation Committee takes into account individual experience, individual performance, total contribution to the Company's long term success, and the results of the Company's performance.

                  Stock option grants to executive officers are intended to promote the success of the Company by aligning financial interests of executive officers with stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Stock option grants are based on various subjective factors, primarily relating to the responsibilities of the individual officers, and also to their expected future performance.

CHIEF EXECUTIVE OFFICER COMPENSATION

                  The salary of Mr. Arnold H. Dratt, the Company's CEO for fiscal 1999, was set at $25,000 per month for fiscal 1999. His salary was based on a determination to align the CEO's interests with those of the Company's stockholders and was negotiated in connection with the Consulting Agreement entered into between the Company and The Dratt-Campbell Company. On March 29, 1999, the Board of Directors unanimously approved a $150,000 bonus and a salary increase of $8,333 per month to Mr. Dratt. Accordingly, Mr. Dratt's current compensation is $33,333 per month. The bonus was paid on April 1, 1999, subject to it being earned on and forfeited prior to September 30, 1999. The Consulting Agreement was also further amended. The Board deemed the bonus and salary increase deserving due to the increased amount of time devoted by Mr. Dratt to the lingering problems remaining from the Company's discontinued operations and the potential sale of the business. Please see "Certain Relationships and Related Transactions" for a description of the Consulting Agreement.

                                                          COMPENSATION COMMITTEE

                                                          Wayne F. Edwards
                                                          Clifford J. Vaughan
                                                          Llewellyn Scott Flaig

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  During fiscal 1999, decisions regarding executive compensation were reviewed by the entire Board of Directors based upon the recommendations of the Compensation Committee. Although Mr. Dratt was present during compensation discussions by the Board while serving as an executive officer, he did not vote on decisions regarding his compensation.

AGREEMENTS WITH ARNOLD H. DRATT

                  Please see "Certain Relationships and Related Transactions" for a discussion of certain agreements entered into with Mr. Dratt.

                             STOCK PERFORMANCE GRAPH

                  The graph below compares the cumulative total stockholder return on the capital stock of the Company for the last five fiscal years with the cumulative total return on the S&P 500 Index and the S&P Machinery (Diversified) Index over the same period (assuming the investment of $100 in the Company's capital stock, the S&P 500 Index and the S&P Machinery (Diversified) Index on November 30, 1994, and reinvestment of all dividends).



















                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                            AMONG SAMES CORPORATION,
                       S&P 500 INDEX AND S&P GROUP INDEX













                                            11/30/94    11/30/95     11/29/96    11/28/97     11/30/98     11/30/99
                                            --------    --------     --------    --------     --------     --------
Sames Corporation                            $100.00     $129.13      $150.12     $230.96      $ 80.99      $ 80.99

S&P Machinery (Diversified)(1)                100.00      125.90       161.34      203.05       177.14       193.89

S&P 500(1)                                    100.00      136.98       175.15      225.09       278.35       336.52

------------------
(1) The S&P 500 Index and the S&P Machinery (Diversified) Index were obtained from Media General Financial Services, Inc.

AMENDED AND RESTATED 1996 STOCK OPTION PLAN

     The Company's Amended and Restated 1996 Stock Option Plan (the "1996 Stock Option Plan") authorizes the granting of options to purchase up to 300,000 shares of the capital stock of the Company to present and future executives, key personnel, consultants and non-employee directors of the Company. Currently, the Compensation Committee administers the 1996 Stock Option Plan. Pursuant to the 1996 Stock Option Plan, the Compensation Committee may award incentive stock options ("ISOs") and nonqualified stock options ("NSOs"). ISOs may only be granted to employees of the Company or its subsidiaries. NSOs may be granted to all employees of and consultants who provide services to the Company or its subsidiaries, including non-employee directors. However, no single person may receive options covering more than 50,000 shares of the capital stock of the Company in any single year. The exercise price of each option pursuant to the 1996 Stock Option Plan may not be less than the fair market value of the capital stock on the date of grant. "Fair market value" on any given date is the closing sales price for shares of capital stock of the Company traded on the American Stock Exchange on such date. Absent a contrary provision in an award agreement, each option may be exercised up to 25% in the first year following the grant thereof, up to 50% in the second year, up to 75% in the third year, and after the third year up to 100%. Unless otherwise specified in an award agreement, options must be exercised within 10 years of the date of grant unless the period is reduced due to death or termination of the optionee's employment.

401(k) PLAN

     The Company maintains a 401(k) Plan, which is designed to be qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). An employee is eligible to participate in the 401(k) Plan following attainment of the age of 21 and the completion of one year of service with the Company (1,000 hours within a twelve-month period). Under the 401(k) Plan, as amended in 1997, subject to the limitations imposed under Section 401(k) and
Section 415 of the Code, a participant is able to elect to defer not more than 18% of his or her compensation by directing the Company to contribute such amount to the 401(k) Plan on such employee's behalf. The Company may elect to make matching contributions equal to a portion of the participating employee's contribution, subject to a maximum matching contribution of no more than 6% of the participant's salary.

     Under the 401(k) Plan, a separate account is established for each employee. Participants are 100% vested in the contributions and in the earnings thereon and in the employer's contributions. Distributions from the 401(k) Plan are made upon termination of service, disability or death in a lump sum or in annual installments.

PROFIT SHARING PLAN

     Prior to December 1, 1997, employees of the Company who were over age 21 and who completed one year of service with the Company were eligible to participate in the John Francis Roche, Jr. Savings and Profit Sharing Fund (the "Profit Sharing Plan"), a defined contribution retirement savings program. Participants in the Profit Sharing Plan were required to contribute at least
2 1/2% but no more than 5% of their compensation, up to a limit of $200 per year. The Company contributed to the Profit Sharing Plan each year the lesser of (i) 15% of total compensation (as defined in the Profit Sharing Plan), (ii) 18% of the Company's adjusted net income or (iii) six times the total participant contributions. The Profit Sharing Plan was terminated by the Board of Directors on November 30, 1998 and the total value of all savings and vested Company contributions were paid out in full in April 1999. GreatBanc Trust Company was the trustee of the Profit Sharing Plan and administered the payment to the participants. There were 300 participants in the Profit Sharing Plan, including executive officers.

EXECUTIVE RETIREMENT INCOME CONTRACTS

     The Company has entered into individual Executive Retirement Income Contracts with certain executives in each case providing for payment of annual retirement benefits to the executive (or his beneficiary in the event of his death) based on a percentage of the executive's average annual salary (exclusive of bonuses, profit sharing and other employee benefits) for the five years preceding retirement, multiplied by the number of full fiscal years of service in the employ of the Company. Retirement payments terminate a specified number of years after retirement or in the event the executive engages in specified competitive activities following retirement. In addition, no retirement benefits are payable if the executive voluntarily resigns prior to age 65 without the consent of the Company, or if he is dismissed by the Company for specified cause.

     The following table shows the amount of annual retirement benefits payable under these arrangements at various levels of final five year average salary and for different years of service.

                               PENSION PLAN TABLE


                                               YEARS OF SERVICE
                         -------------------------------------------------------------------
    REMUNERATION            5           15          25          35         45          50
    ------------         -------     -------     -------     -------     -------     -------
            $100,000      $7,500     $22,500     $37,500     $52,500     $67,500     $75,000
             125,000       9,375      28,125      46,875      65,625      84,375      93,750
             150,000      11,250      33,750      56,250      78,750     101,250     112,500
             175,000      13,125      39,975      65,625      91,875     118,125     131,250
             200,000      15,000      45,000      75,000     105,000     135,000     150,000
             225,000      16,875      50,625      84,375     118,125     151,875     168,750
             250,000      18,750      56,250      93,750     131,250     168,750     187,500
             275,000      20,625      61,875     103,125     144,375     185,625     206,250

         As of November 30, 1999, the number of full fiscal years of service with the Company for officers named in the Cash Compensation Table who are parties to the above-described arrangements and the amount of salary paid to such officers during the fiscal year ended November 30, 1999 are as follows: Mr. Ronald A. Koltz - 27 years, $88,362. Benefit amounts shown in this table are computed on a straight line annuity basis and are not subject to any deduction for Social Security benefits or other offsets.

CHANGE IN CONTROL ARRANGEMENTS

         The Company has entered into individual Employment Security Agreements with Mr. Koltz providing for severance payments by the Company in the event that within three years after a "change in control" (as defined therein) either the Company terminates the individual's employment for other than "good cause" (as defined therein), disability, death, or normal retirement, or the individual terminates his employment for "good reason" (as defined therein). Subject to certain limitations, the amount of the severance payment equals two times the sum of (i) such employee's annual salary at the rate in effect at the time of termination, plus (ii) the maximum bonus such employee could earn for the fiscal year in which the termination occurs. A "change in control" will in general be deemed to occur where a third person becomes the owner of 20% or more of the capital stock of the Company or where a corporate transaction occurs, the effect of which is that persons who were directors of the Company before the transaction cease to constitute a majority of the Board of Directors.

         The Company has also entered into Bonus Agreements with certain executive officers and other key employees which provide for bonus payments (generally equal to six months' salary) payable at certain dates if the individual remains continuously employed by the Company through such dates (the "Stay Periods"). The agreements also provide for bonus payments (equal to six to twelve months' salary) payable if a change of control of the Company occurs during a Stay Period. A "change in control" will be deemed to occur when (a) the current stockholders of the Company cease to be beneficial owners, directly or indirectly, of a majority of stock of the Company, or any successor company, or
(b) all or substantially all of the Company's assets are sold or otherwise disposed of. The agreements are intended to provide an incentive for the executive officers and key employees to remain in the employment of the Company until a purchaser for the Company can be found. Each of these agreements expires on May 1, 2000.

         The Company also entered into a Consulting Agreement with The Dratt-Campbell Company providing for certain payments to Arnold H. Dratt in the event of a change in control of the Company. Such agreement is discussed below.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AGREEMENTS WITH ARNOLD H. DRATT

         The Company is a party to an Amended and Restated Consulting Agreement (the "Consulting Agreement") dated as of March 1, 2000, with The Dratt-Campbell Company, a consulting company of which Mr. Arnold H. Dratt, the Company's President and Chief Executive Officer, is the President and co-founder ("Dratt-Campbell"). Under the terms of the Consulting Agreement, Dratt-Campbell shall make Mr. Dratt available for service as the Company's President and Chief Executive Officer, and the Company shall pay to Mr. Dratt consulting fees of $25,000 per month plus certain related expenses including monthly medical premiums and automobile allowances. Mr. Dratt is also entitled to participate in the Company's annual bonus plan, and to receive such bonus or bonuses as the Board of Directors may from time to time in its sole discretion determine. Also, beginning in 2001 and continuing each year during the term of the Consulting Agreement, Mr. Dratt shall be granted 10,000 options to purchase shares of the Company's capital stock on the date of the Company's annual meeting of stockholders, with the price of each option equal to the closing price of the capital stock on the date of the grant.

         The Consulting Agreement also provides that in the event of a "change in control" (as defined therein) the Company will pay Mr. Dratt a lump sum amount equal to twelve (12) times the sum of (a) his monthly consulting fee and
(b) his related expenses. In the event that a change in control occurs within the six month period following the termination of the Consulting Agreement (i) by the Company other than for "cause" (as defined therein), or (ii) by Mr. Dratt for "good reason" (as defined therein), the Company shall pay Mr. Dratt a lump sum amount equal to six (6) times the sum of (a) his monthly consulting fee and
(b) his related expenses. A "change in control" is defined in the Consulting Agreement as (a) the merger, consolidation or reorganization of the Company with or into another corporation or legal person, the result of such merger, consolidation or reorganization being that less than 50% of the outstanding voting securities of the surviving, resulting or acquiring entity are owned in the aggregate by stockholders of the Company; (b) the sale, transfer or conveyance by the Company of all or substantially all of its business or assets to another legal person, less than 50% of the outstanding voting securities of which are owned by stockholders of the Company; (c) the filing with the Securities and Exchange Commission of a Schedule 13D, Schedule 14D-1, or other public announcement disclosing that any person or group has become the beneficial owner of more than 50% of the outstanding voting shares of the Company; (d) the failure of the members of the "incumbent board" (as defined therein) to constitute a majority of the Board of Directors; or (e) the dissolution or liquidation of the Company by its stockholders. The Consulting Agreement shall terminate on March 1, 2002, unless earlier terminated or extended by written agreement of the Company and Dratt-Campbell.

         The Company was also a party to an earlier consulting agreement with Dratt-Campbell, pursuant to which Mr. Dratt provided consulting services to the Company from October 1998 until March 1, 2000. During fiscal 1999, the Company paid consulting fees of $65,400 to Dratt-Campbell pursuant to the terms of this agreement.

         PROPOSAL 2: APPROVAL OF THE SAMES EMPLOYEE STOCK PURCHASE PLAN

         Subject to approval by the stockholders, the Board of Directors has adopted the Sames Employee Stock Purchase Plan (the "Plan"), effective January 1, 2000, pursuant to which employees of the Company have the opportunity to acquire shares of the capital stock of the Company at a 15% discount. Approval of Proposal 2 requires the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be counted as present and entitled to vote and have the effect of voting against Proposal 2. Broker non-votes will not be counted as present and entitled to vote and have no effect on the vote on Proposal 2.

         The full text of the Plan is set forth as Appendix A to this Proxy Statement. Stockholders are encouraged to read the Plan in its entirety. The following is a summary.

PURPOSE

         The purpose of the Plan is to advance the interests of the Company and its stockholders by providing employees of the Company and certain designated subsidiaries with an opportunity to acquire an ownership interest in the Company through the purchase of shares of the Company's capital stock on favorable terms through payroll deductions. With respect to employees who reside in the United States, the Plan is intended to qualify as an employee stock purchase plan under
Section 423 of the Code.

ADMINISTRATION

         The Plan will be administered by the Employee Stock Purchase Plan Committee (the "Committee"). Members of the Committee may be officers or directors of the Company, are appointed from time to time by the Board, serve at the pleasure of the Board, and may resign at any time upon written notice to the Board. Consistent with the terms of the Plan, the Committee will adopt and apply such rules and regulations concerning the operation and administration of the Plan as it deems necessary or proper, interpret and decide all questions concerning the Plan, and will have the power to take any and all actions that the Committee deems necessary or appropriate to administer the Plan.

STOCK SUBJECT TO THE PLAN

         There are reserved for issuance under the Plan a maximum of 100,000 shares of the capital stock of the Company, subject to adjustments as provided in the Plan. Authorized but unissued shares and treasury shares may be made available for issuance under the Plan. Any increase in the amount of shares reserved for issuance will require further stockholder approval.

ELIGIBILITY

         All domestic employees of the Company are eligible to participate in the Plan 30 days after their first day of employment, except that employees whose customary employment is for not more than 20 hours per week in any calendar year are not eligible to participate. In addition, no employee owning shares of capital stock and/or holding outstanding options to purchase shares of capital stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary shall be eligible to participate in the Plan.

OPERATION OF THE PLAN

         Eligible employees participating in the Plan may elect to contribute on an after-tax basis from 1% to 10% of their base pay to purchase capital stock of the Company. Each employee will be entitled to purchase up to the number of whole shares as their accumulated payroll deductions permit during any offering period, which is a calendar year quarter. However, during any calendar year an employee may not purchase capital stock through the Plan with a fair market value (determined as of the first day of an offering period) in excess of $25,000. The maximum number of shares of capital stock an employee will be able to purchase during any particular offering period will be limited to 500 shares of capital stock. A participating employee may not increase or decrease the amount of his or her payroll deductions during any offering period but may increase or decrease such amount for any subsequent offering period if done at least 15 days before the beginning of such offering period. Payroll deductions will be held by the Company as part of its general assets in an account established under the Plan for each participating employee. Upon termination of employment, any payroll deductions accumulated in an employee's account will be applied in accordance with the provisions of the Plan. No interest will be paid on an employee's payroll deductions.

         For each offering period, each participating employee will be granted an option to purchase the number of whole shares of the Company's capital stock that he or she will be able purchase with the payroll deductions accumulated during that period, plus carryovers (from a prior period), up to a maximum of 500 shares in any one offering period. Unless a participating employee withdraws from the Plan, such option will be exercised automatically on the last business day of the offering period for the purchase of such shares at the applicable price, which will be the lesser of 85% of the fair market value per share of the capital stock on the first business day of the offering period or 85% of the fair market value per share of the capital stock on the last business day of the offering period.

LIMITED TRANSFERABILITY OF OPTIONS AND SHARES

         Neither payroll deductions credited to an employee's account nor any rights relating to the exercise of an option or the receipt of shares of capital stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution, or in the event of a participating employee's death, as described in the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. The amount withheld from an employee's compensation under the Plan will constitute ordinary income for federal income tax purposes in the year in which such amounts would otherwise have been paid to the employee. However, an employee will generally not recognize any income for federal income tax purposes either on the grant of an option or upon the issuance of any shares of capital stock under the Plan.

         The federal income tax consequences incurred upon disposition of shares of capital stock acquired under the Plan depend upon how long an employee holds the shares. If an employee disposes of shares acquired under the Plan (other than a transfer by reason of death) within a period of two years from the first day of a corresponding offering period, an amount equal to the fair market value of each share on the last business day corresponding to such offering period minus the purchase price will be treated as ordinary income for federal income tax purposes in the taxable year in which the disposition takes place. Such amount may be subject to wage withholding. The amount realized upon such disposition of a share minus the purchase price (adjusted to reflect any ordinary income incurred, as described in the preceding sentence) will constitute long-term capital gain or loss if the disposition occurs more than one year after the last day of the offering period and short-term capital gain or loss if the disposition occurs one year or less after the last day of the offering period.

         If an employee disposes of any shares acquired under the Plan more than two years after the first day of an offering period in which such shares were acquired or, if no disposition has yet occurred upon the employee's death, an amount equal to the lesser of (a) the fair market value of the shares at the time of disposition (or death) minus the option price, or (b) the fair market value of the shares on the first day of the corresponding offering period minus the option price will be recognized as ordinary income and may be subject to wage withholding. The amount realized upon such disposition of a share minus the option price (adjusted to reflect any ordinary income incurred, as described in the preceding sentence) will constitute long-term capital gain or loss. With respect to a transfer of such shares upon death, any remaining gain or loss will not be recognized. However, a subsequent sale or exchange of such shares by an employee's estate or the person receiving such shares by reason of the employee's death may result in capital gain or loss.

         No income tax deduction ordinarily is allowed to the Company with respect to the grant of any option under the Plan, the issuance of any shares of capital stock under the Plan or the disposition of any shares acquired under the Plan and held for two years. However, if an employee disposes of shares purchased under the Plan within two years after the first day of an offering period in which the shares were acquired, the Company may claim an income tax deduction in the year of such disposition in an amount equal to the amount constituting ordinary income to the employee, provided that the Company complies with the applicable wage withholding requirements.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
                              APPROVAL OF THE PLAN.


    PROPOSAL 3: APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED 1996 STOCK
                           OPTION PLAN OF THE COMPANY

         The Board of Directors has adopted, and is recommending to the stockholders for their approval at the Annual Meeting, an amendment to the Company's Amended and Restated 1996 Stock Option Plan to provide for an annual automatic grant to non-employee directors of the Company of an option to purchase 2,000 shares of the Company's capital stock, or 3,000 shares if such non-employee director is also serving as the Chairman of the Board of Directors of the Company. The 1996 Stock Option Plan currently provides for an annual automatic grant to such directors of an option to purchase 1,000 shares, or 2,000 in the case of a non-employee director serving as the Chairman of the Board. Each option will continue to be granted on the date of each Annual Meeting of Stockholders as long as such non-employee director continues to serve as a director of the Company after such annual meeting.

         Approval of Proposal 3 requires the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be counted as present and entitled to vote and have the effect of voting against Proposal 3. Broker non-votes will not be counted as present and entitled to vote and have no effect on the vote on Proposal 3.

         The full text of the 1996 Stock Option Plan is set forth as Appendix B to this Proxy Statement. Stockholders are encouraged to read the 1996 Stock Option Plan in its entirely. The following is a summary of the Plan, as amended, assuming stockholder approval.

PURPOSE

         The purpose of the 1996 Stock Option Plan is to allow the Company to offer present and future executives, key personnel, consultants and non-employee directors stock-based incentives in the Company, thereby giving them a stake in the Company's growth and prosperity and encouraging them to continue their services with the Company, its subsidiaries or affiliated companies.

RESERVATION OF SHARES

         The 1996 Stock Option Plan permits the grant of options to purchase up to 300,000 shares of capital stock of the Company. Authorized but unissued shares and treasury shares may be made available for issuance under the 1996 Stock Option Plan. In the event of corporate changes affecting the capitalization of the Company, such as stock splits, or a corporate transaction, such as any merger, consolidations, separations, including a spin-off, or other distributions of stock or property of the Company, any reorganization or any partial or complete liquidation of the Company, appropriate adjustments will be made in the number and class of shares for which options may thereafter be granted under the 1996 Stock Option Plan and the option price and the number and class of shares subject to outstanding options granted pursuant to the 1996 Stock Option Plan.

ADMINISTRATION

         The 1996 Stock Option Plan may be administered, construed and interpreted by either the Board of Directors of the Company, the Compensation Committee of the Board of Directors of the Company or such other committee to whom the Board may delegate this function. The 1996 Stock Option Plan is presently administered by the Compensation Committee. Consistent with the terms of the 1996 Stock Option Plan, the Compensation Committee will select the individuals who shall participate in the 1996 Stock Option Plan, determine the sizes, types, terms and conditions of options granted and establish, amend or waive the rules and regulations for the 1996 Stock Option Plan's administration.

ELIGIBILITY

         Incentive stock options may be granted only to employees, including employees who are directors and employees who reside outside the United States, of the Company or its subsidiaries. Nonqualified stock options may be granted to all employees of and consultants who provide services to the Company or its subsidiaries, including non-employee directors. Options may be granted to employees or consultants at any time and from time to time in the Committee's sole discretion. However, no employee or consultant may receive options covering more than 50,000 shares of the capital stock of the Company in any single fiscal year.

OPTION PRICE AND PAYMENT OF THE OPTION PRICE

         The price to be paid for shares upon the exercise of each option pursuant to the 1996 Stock Option Plan may not be less than the fair market value of such shares on the date on which the option is granted, as determined by the Board or a committee. The exercise price of any incentive stock option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries must not be less than 110% of the fair market value of the option shares on the date of grant. The fair market value of the option shares on a given date shall be the closing sales price for shares of stock of the Company traded on the American Stock Exchange on such date as reported by THE WALL STREET JOURNAL, Midwest Edition.

         Upon exercise, the option price shall be paid either in cash or, if lawful and permitted by the Committee, (a) by the exchange of a number of previously acquired shares of the Company with a fair market value at the time of exercise equal to the total exercise purchase price; or (b) by any other means which the Committee, in its sole discretion, determines to be legal consideration for the shares and to be consistent with the 1996 Stock Option Plan's purposes.

         The 1996 Stock Option Plan also permits optionees who exercise options to elect to have the Company withhold a portion of the option shares purchased in order to satisfy any federal, state or local tax liability imposed on the optionee by virtue of the exercise of the option.

PERIOD OF OPTION

         Each option granted shall be effective until the termination date set forth in the written award agreement. If no date is set forth in the award agreement, each option granted under the 1996 Stock Option Plan shall be effective for a period of 10 years from the date of grant thereof, unless the period is reduced because of death or termination of the optionee's employment, except that any incentive stock option granted to a person owning more than 10% of the outstanding shares of the capital stock of the Company may not be exercised after the expiration of five years from the date of the grant.

EXERCISE OF OPTION

         Options granted under the 1996 Stock Option Plan shall be exercisable as prescribed in the award agreement. If the award agreement does not set forth times with respect to the exercisability of the options, then each option may be exercised up to 25% on the first anniversary of the grant thereof, up to 50% on the second anniversary, up to 75% on the third anniversary, and up to 100% on the fourth anniversary of the grant. This limitation shall not be effective in the event of the death, disability or retirement of an optionee while in the employ of the Company or its subsidiaries. Upon termination of employment for a reason other than death, disability, retirement, early retirement or for cause, the optionee may exercise any nonqualified stock option or any incentive stock option within one month of the date of termination, to the extent such optionee was otherwise entitled to exercise such options. Upon a change of control of the Company, as defined in the 1996 Stock Option Plan, all options granted under the 1996 Stock Option Plan become immediately exercisable in full. After an option is granted, the committee administering the 1996 Stock Option Plan, in its sole discretion, may accelerate the exercisability of such option.

         The 1996 Stock Option Plan provides that the aggregate fair market value (determined as of the time the option is granted) of the common shares for which incentive stock options may be exercised for the first time by any optionee during any calendar year may not exceed $100,000.

LIMITED TRANSFERABILITY OF OPTIONS

         Options (other than incentive stock options) may not be transferred except to immediate family members, a trust for the benefit of immediate family members or a partnership of solely immediate family members so long as there is no consideration given for the transfer, the award agreement expressly permits the transfer and subsequent transfers are prohibited.

NON-EMPLOYEE DIRECTORS

         Each non-employee director is entitled to a nonqualified stock option to purchase 3,000 shares on the date such non-employee director first becomes a director. Thereafter, for so long as the non-employee director remains such, he or she annually will be granted an option for an additional 2,000 shares, or 3,000 shares if such non-employee director shall also be serving as Chairman of the Board. Each such option shall be granted on the date of each Annual Meeting of Stockholders, but only if the non-employee director will continue to serve as a director after such Annual Meeting. The Board of Directors may in its discretion increase the number of shares subject to an initial award or annual award in recognition of significant additional duties and responsibilities assumed by a non-employee director in connection with his or her service as Chairman of the Board of Directors or other positions on the Board of Directors.

         All non-employee directors of the Company's subsidiary Sames S.A. are excluded from participation in the Plan.

AMENDMENT AND TERMINATION OF THE PLAN

         The Board of Directors may at any time alter, amend, suspend or terminate the 1996 Stock Option Plan, subject to any requirement of stockholder approval, under law, rule or regulation. Unless earlier terminated by the Board of Directors, the 1996 Stock Option Plan will terminate on October 24, 2006.

FEDERAL INCOME TAX CONSEQUENCES

         The 1996 Stock Option Plan provides for the grant of incentive stock options and nonstatutory stock options. The federal income tax consequences to the Company and the optionee arising out of the grant and exercise of incentive stock options and nonstatutory stock options and upon the subsequent sale of the shares acquired pursuant thereto are discussed below.

         An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee until the later of one year after the date the shares are transferred in connection with the exercise of the incentive stock option or two years after the date of grant of such option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the capital stock is recognized as income taxable at long-term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

         In the case of the exercise of a nonqualified stock option, an optionee will be deemed to have received ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the capital stock. In the event shares received through the exercise of an incentive stock option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will be treated as the exercise of a nonqualified stock option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a nonqualified stock option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

PLAN BENEFITS

         The following table provides certain information with respect to all grants which have been made under the 1996 Stock Option Plan to specific individuals and groups of individuals, specifying the amounts granted to Named Executive Officers individually, all current directors who are not executive officers as a group, all director nominees individually, all current executive officers as a group and all employees, including current officers who are not executive officers as a group.

         All grants of stock options made to the officers, directors and employees of the Company reflected in the table below have an exercise price equal to the fair market value of the capital stock of the Company on the date of grant. All options have a term of 10 years. All options reflected in the table below will immediately vest upon termination of employment due to death or disability or "change in control" (as defined in the 1996 Stock Option Plan) of the Company.

                                  PLAN BENEFITS

                                                        TOTAL                    OPTIONS TO BE
                                                   OPTION  AWARDS                  AWARDED AT
                                               ------------------------
NAME AND POSITION                                 NUMBER OF SHARES (1)        2000 ANNUAL MEETING
-----------------                                     ----------              -------------------
ARNOLD H. DRATT, President,                            110,000                        --
CEO and Director

G. BRUCE BRYAN, JR., Vice President                      8,500                        --

TODD A. VAUGHAN, Vice President-
Sames Corporation; General
Manager- Sames North America, Inc.                       9,000                        --

RONALD A. KOLTZ, Vice President-
Controller Corporate Accounting                          3,000                        --

All Current Directors Who are not
Executive Officers as a Group
(4 persons)                                             32,000                       7,000

DR. WAYNE F. EDWARDS,
Director Nominee                                        12,000                       3,000

All Current Executive Officers as a
Group (4 persons)                                      130,500                        --

All Employees, including Current
Officers who are not Executive
Officers, as a Group                                   121,000                        --

(1) Includes all options awarded to each specified individual or group of individuals as of March 20, 2000.



     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL
                OF THE AMENDMENT TO THE 1996 STOCK OPTION PLAN.

               PROPOSAL 4: RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Company is asking the stockholders to ratify the selection of KPMG LLP ("KPMG") as the Company's independent accountants for the fiscal year ending December 31, 2000. The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting, is required to ratify the selection of KPMG. Abstentions will have the effect of voting against this Proposal 4. Broker non-votes will have no effect on the vote.

         In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

         Representatives of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.


                                  OTHER MATTERS

         Management does not know of any other matters which are likely to be brought before the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on such matters.

                            STOCKHOLDER PROPOSALS FOR
                             THE 2001 ANNUAL MEETING

NOMINATIONS FOR THE BOARD OF DIRECTORS

         The Company's By-Laws provide that written notice of proposed stockholder nominations for the election of directors at an Annual Meeting must be given to the Secretary of the Company no earlier than February 1 and no later than February 25 immediately preceding the meeting. Notice to the Company from a stockholder who proposes to nominate a person for election as a director must contain certain information about that person, including age, business and residence addresses and such other information as would be required to be included in a proxy statement soliciting proxies to nominate that person. If the Chairman of the Annual Meeting determines that a person was not nominated in accordance with the foregoing procedures, such person shall not be eligible for election as a director.

STOCKHOLDER PROPOSALS

         If any stockholder intends to present a proposal to be considered for action at the 2001 Annual Meeting of Stockholders and to be included in the Company's proxy materials, the proposal must be in proper form and received by the Secretary of the Company on or before November 20, 2000, for review and consideration for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 ("Rule 14a-8") of the Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended.

         In addition, the Company's By-Laws require that written notice of proposals by stockholders to be presented at an Annual Meeting be delivered to the Secretary of the Company no earlier than February 1 and no later than February 25 immediately preceding the meeting. Such notice to the Company must set forth (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the

Annual Meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the number of shares beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business. Notice to the Company from a stockholder who proposes to nominate a person for election as a director must contain certain information about that person, including age, business and residence addresses and such other information as would be required to be included in a proxy statement soliciting proxies to nominate that person. These requirements apply to any matter that a stockholder wishes to raise at an annual meeting, including those matters raised other than pursuant to the procedures of Rule 14a-8. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

                                             By order of the Board of Directors,


                                             GUY E. SNYDER, SECRETARY

                                                                      APPENDIX A


                       SAMES EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE. The purpose of this Sames Employee Stock Purchase Plan (the "Plan") is to advance the interests of Sames Corporation, a Delaware corporation ("the Company"), and its shareholders by providing Eligible Employees (as defined in section 2(g) below) of the Company and its Designated Subsidiaries (as defined in section 2(f) below) with an opportunity to acquire an ownership interest in the Company by purchasing Common Stock (as defined in Section 2(c) below) on favorable terms through payroll deductions. It is the intention of the Company that the Plan, as applied to Employees resident in the United States of America, qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of section 423 of the Code. As applied to an Employee resident in a country other than the United States of America, the Plan shall not be subject to section 423 of the Code and the terms of the Plan may be subject to an appendix to the Plan corresponding to the Employee's resident country.

2.       DEFINITIONS.

         (a)      "Board" means the Board of Directors of the Company.

         (b) "Business Day" means a day when the American Stock Exchange is open.

         (c) "Common Stock" means the common stock, par value $1.00 per share, of the Company, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with section 13 of the Plan.

         (d) "Committee" means the entity administering the Plan, as provided in section 3 below.

         (e) "Compensation" means the total base compensation, including salary, wages, overtime pay, and commission, paid to an Eligible Employee by reason of his or her employment with an Employer as an employee (determined prior to any reduction thereof by operation of a salary reduction election under a plan described in section 401(k) of the Code or section 125 of the Code), as reported on Form W-2, but excluding bonuses, incentive compensation and any amounts not paid in cash which are required to be accounted for as imputed income on Form W-2, any reimbursements of expenses, automobile allowances and amounts under stock incentives or stock options.

         (f) "Designated Subsidiary" means a Subsidiary that has been designated by the Board from time to time, in its sole discretion, as eligible to be an Employer in the Plan.

         (g) "Eligible Employee" means, with respect to any Offering, an individual who is an Employee at all times during the period beginning on the Offering Date and ending on the day three (3) months before the Termination Date.

         (h) "Employee" means any person, including an Insider, who has attained the age of maturity so that he or she is considered to be an adult in the jurisdiction where he or she resides and is employed by an Employer, but, exclusive of any person who is classified by an Employer as an independent contractor.

         (i) "Employer" means, collectively, the Company and any of its Designated Subsidiaries.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (k) "Fair Market Value" generally means, with respect to any share of Common Stock, as of any date under the Plan, the closing price of the Common Stock on the American Stock Exchange on a particular date.

         (l) "Insider" means any Participant who is subject to section 16 of the Exchange Act.

         (m) "Offering" means any of the offerings to Participants of options to purchase Common Stock under the Plan, each continuing until the last Business Day of a calendar year quarter, as described in section 5 below.

         (n) "Offering Date" means the first day of the period of an Offering under the Plan, as described in section 5 below.

         (o) "Option Price" means the lesser of: (i) 85% of the Fair Market Value of one share of Common Stock on the Offering Date, or
                  (ii) 85% of the Fair Market Value of one share of Common Stock on the Termination Date.

         (p) "Participant" means an Eligible Employee who elects to participate in Offerings under the Plan pursuant to section 6 below.

         (q)      "Securities Act" means the Securities Act of 1933, as amended.

         (r) "Subsidiary" means any corporation, other than the Company, in an unbroken chain of corporations, beginning with the Company if, at the time an option is granted under the Plan, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (s) "Termination Date" means the last day of the period of an Offering under the Plan, as described in section 5 below.

3.       PLAN ADMINISTRATION.

         (a) COMMITTEE MEMBERS. The administration of the Plan shall be under the supervision of the committee for the Plan (the "Committee") appointed by the Board from time to time. Members of the Committee shall serve at the pleasure of the Board and may be removed by the Board at any time without prior written notice. A Committee member may resign by giving written notice to the Board.

         (b) POWERS AND DUTIES OF THE COMMITTEE. The Committee will have full power to administer the Plan in all of its details, subject to the requirements of applicable law. For this purpose, the Committee's powers will include, but will not be limited to, the following authority, in addition to all other powers provided by this Plan:

                  (i) To adopt and apply, in a uniform and nondiscriminatory manner to all persons similarly situated, such rules and regulations as it deems necessary or proper for the efficient and proper administration of the Plan, including the establishment of any claims procedures that may include a requirement that all disputes that cannot be resolved between a Participant and the Committee will be subject to binding arbitration;

                  (ii) To interpret the Plan and decide all questions concerning the Plan, such as the eligibility of any person to participate in the Plan, and the respective benefits and rights of Participants and others entitled thereto and the exclusive power to remedy ambiguities, inconsistencies or omissions in the terms of the Plan;

                  (iii) To appoint such agents, counsel, accountants, consultants and other persons as may be required to assist in administering the Plan;

                  (iv) To allocate and delegate its responsibilities under the Plan and to designate other persons to carry out any of its responsibilities under the Plan;

                  (v) To prescribe such forms as may be necessary or appropriate for Employees to make elections under the Plan or to otherwise administer the Plan; and

                  (vi) To do such other acts as it deems necessary or appropriate to administer the Plan in accordance with its terms, or as may be provided for or required by law.

         (c) COMMITTEE ACTION. The certificate of a Committee member designated by the Committee that the Committee has taken or authorized any action shall be conclusive in favor of any person relying on, or subject to, the certificate. Any interpretation of the Plan, and any decision on any matter within the discretion of the Committee, made by the Committee in good faith shall be final and binding on all persons. A majority of the members of the Committee shall constitute a quorum. The Committee shall act by majority approval of the members and shall keep minutes of its meetings. Action of the Committee may be taken without a meeting if unanimous written consent is given. Copies of minutes of the Committee's meetings and of its actions by written consent shall be kept with the corporate records of the Company.

         (d) EXONERATION OF COMMITTEE MEMBERS. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. The Company hereby agrees to indemnify, defend and hold harmless, to the fullest extent permitted by law, any Committee member against any and all liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claims approved by the Company) occasioned by any act or omission to act in connection with the Plan, if such act or omission was not due to the gross negligence or willful misconduct of the Committee member.

4.       ELIGIBILITY TO PARTICIPATE IN OFFERINGS.

         (a) An Eligible Employee is entitled to participate in Offerings in accordance with sections 5 and 6, beginning with the first Offering Date after an Employee has been employed by an Employer for 30 consecutive days, subject to the limitations imposed by section 423 of the Code.

         (b)      Notwithstanding any provisions of the Plan to the contrary:
                  (i) no Employee shall be granted an option under the Plan if immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to section 424(d) of the Code) would own shares of Common Stock and/or hold outstanding options to purchase shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary.

5. OFFERINGS. Options to purchase shares of Common Stock shall be offered to Participants under the Plan through a continuous series of Offerings, each beginning on the first Business Day of a calendar year quarter (the "Offering Date"), and each Offering shall terminate on the last Business Day of a calendar year quarter corresponding to the Offering Date (the "Termination Date"). The first Offering under the Plan, however, shall have an Offering Date of January 3, 2000 and a Termination Date of March 31, 2000. Offerings under the Plan shall continue until either (a) the Committee decides, in its sole discretion, that no further Offerings shall be made because the Common Stock remaining available under the Plan is insufficient to make an Offering to all Eligible Employees, or (b) the Plan is terminated in accordance with section 17 below. Notwithstanding the foregoing, Offerings will be limited under the Plan so that no Eligible Employee will be permitted to purchase shares of Common Stock under all "employee stock purchase plans" (within the meaning of section 423 of the Code) of the Company and its Subsidiaries in excess of $25,000 of the Fair Market Value of such shares of Common Stock (determined at the time of an Offering Date) for each calendar year in which an Offering is outstanding at any time.

6.       PARTICIPATION IN OFFERINGS.

         (a) An Eligible Employee may participate in Offerings under the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company (the "Enrollment Form") and filing the Enrollment Form with the Company (pursuant to such standards as procedures established by the Committee) at least 15 Business Days before the Offering Date of the first Offering in which such Employee wishes to participate.

         (b) Except as provided in section 7(a) below, payroll deductions for a Participant shall begin with the first payroll following the applicable Offering Date, and shall continue until the Plan is terminated, subject to a withdrawal from the Plan by the Participant as provided in section 11 below or increases or decreases by the Participant in the amount of payroll deductions as provided in section 7(c) below.

7.       PAYROLL DEDUCTIONS.

         (a) By completing and filing an Enrollment Form, an Eligible Employee shall elect to have payroll deductions withheld from his or her total Compensation on each payday during the time he or she is a Participant in the Plan in such amount as he or she shall designate on the Enrollment Form; provided, however, that: (i) payroll deductions must be in such percentages or whole dollar amounts, as determined by rules established by the Committee which may change from time to time to provide for the efficient administration of the Plan; (ii) the Committee may establish rules limiting the amount of an Eligible Employee's Payroll Deductions, except that any percentage or dollar limitation must apply uniformly to all Eligible Employees; (iii) and no Participant's payroll deductions shall be more than $21,250 (U.S.) per calendar year.

         (b) All payroll deductions authorized by a Participant shall be credited to an account established under the Plan for the Participant. The funds represented by such account shall be held as part of the Company's general assets, usable for any corporate purpose, and the Company shall not be obligated to segregate such funds. A Participant may not make any separate cash payment or contribution to such account.

         (c) No increases or decreases of the amount of payroll deductions for a Participant may be made during an Offering. A Participant may increase or decrease the amount of his or her payroll deductions under the Plan for subsequent Offerings by completing a new Enrollment Form and filing it with the Company (pursuant to such standards and procedures established by the Committee) at least 15 Business Days prior to the next Offering Date. Such increase or decrease will become effective on or as soon as administratively practicable following such Offering Date.

         (d) A Participant may discontinue his or her participation in the Plan at any time as provided in section 11 below.

8. GRANT OF OPTION. On each Offering Date, each Participant shall be granted (by operation of the Plan) an option to purchase (at the Option Price) as many shares of Common Stock as he or she will be able to purchase with the payroll deductions credited to his or her account during his or her participation in the Offering beginning on such Offering Date. Notwithstanding the foregoing, the maximum number of shares of Common Stock that an Employee may purchase under an Offering may not exceed 500 (as may be adjusted from time to time under section 13(b)).

9.       EXERCISE OF OPTION.

         (a) Unless a Participant gives written notice to the Company as provided in subsection 9(c) below or withdraws from the Plan pursuant to section 11 below, his or her option for the purchase of shares of Common Stock granted under an Offering will be exercised automatically at the Termination Date of such Offering for the purchase of the number of whole shares of Common Stock that the accumulated payroll deductions in the Participant's account on such Termination Date will purchase at the applicable Option Price. Any remaining payroll deductions attributable to a Participant shall remain in his or her account and be used for the next offering or be paid to the Participant pursuant to section 11(a).

         (b) No Participant (or any person claiming through such Participant) shall have any interest in any Common Stock subject to an option under the Plan until such option has been exercised, at which point such interest shall be limited to that of a Common Stock shareholder of the Company. During his or her lifetime, a Participant's option to purchase shares of Common Stock under the Plan is exercisable only by him or her.

         (c) By written notice to the Company prior to the end of the Business Day on a Termination Date corresponding to an Offering, a Participant may elect, effective on such Termination Date, to withdraw all of the accumulated payroll deductions in his or her account as of the Termination Date (which will also constitute a notice of termination and withdrawal pursuant to section 11(a)).

10. DELIVERY. As promptly as practicable after the Termination Date of each Offering, the Company shall instruct its transfer agent to note on its ledger the status of the Participant as a shareholder of the Company and to record the number of shares of Common Stock purchased by the Participant pursuant to the Plan. Thereafter, upon the written request of the Participant, the Company will deliver, or instruct its transfer agent to deliver, to such Participant, a certificate representing the shares of Common Stock purchased to date by him or her pursuant to the terms and conditions of the Plan. As soon as administratively practicable after the Participant's death, certificates for Shares acquired by the Participant under the Plan that have not been delivered previously to him or her shall be delivered in accordance with the procedures specified in Section 14.

11.      WITHDRAWAL; TERMINATION OF EMPLOYMENT.

         (a) A Participant may terminate his or her participation in the Plan and withdraw all, but not less than all, the payroll deductions credited to his or her account under the Plan at any time prior to the end of the Business Day on a Termination Date corresponding to an Offering, by giving written notice to the Company. Such notice shall state that the Participant wishes to terminate his or her involvement in the Plan, specify a Termination Date and request the withdrawal of all of the Participant's payroll deductions held under the Plan. All of the Participant's payroll deductions credited to his or her account will be paid to him or her as soon as practicable after the Termination Date specified in the notice of termination and withdrawal (or, if no such date is specified, as soon as practical after receipt of his or her notice of termination and withdrawal), the Participant's option for such Offering will be automatically canceled and no further payroll deductions for the purchase of shares of Common Stock will be made for such Offering or for any subsequent offering, except in accordance with a new Enrollment Form filed pursuant to section 6 above.

         (b) Upon termination, or notice of termination, of a Participant's employment for any reason, including retirement or death, any payroll deductions authorized under section 7 shall be cancelled immediately. Thereafter, any payroll deductions that were previously accumulated in the Participant's account prior to his or her termination or notice of termination will be applied in accordance with the provisions of Section 9. However, if a termination of employment precludes an Employee from being classified as an Eligible Employee with respect to an Offering, then the payroll deductions accumulated in his or her account will be returned to him or her as soon as practicable after such termination or, in the case of his or her death, to the person or persons entitled thereto under section 14 below, and his or her option(s) will be automatically canceled. For purposes of the Plan, the termination date of employment shall be the Participant's last date of actual employment and shall not include any period during which such Participant receives any severance payments. A transfer of employment between the Company and a Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary, or absence or leave approved by the Company, shall not be deemed a termination of employment under this subsection 11(b).

         (c) A Participant's termination and withdrawal pursuant to subsection 11(a) above will not have any effect upon his or her eligibility to participate in a subsequent Offering by completing and filing a new Enrollment Form pursuant to section 6 above or in any similar plan that may hereafter be adopted by the Company.

12. INTEREST. No interest shall accrue, or be payable, on a Participant' s payroll deductions under the Plan.

13.      STOCK SUBJECT TO THE PLAN.

         (a) The maximum number of shares of Common Stock that shall be reserved for sale under the Plan shall be 100,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in subsection (b) below. The shares to be sold to Participants under the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued and may be derived from shares of Common Stock purchased by the Company. If the total number of shares of Common Stock that would otherwise be subject to options granted pursuant to section 8 above on any Termination Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares of Common Stock remaining available for issuance in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Participant affected thereby and shall return any excess funds accumulated in each Participant's account as soon as practicable after the Termination Date of such Offering.

         (b) If any option under the Plan is exercised after any Common Stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of Common Stock or the like, occurring after the shareholders of the Company approve the Plan, the number of shares of Common Stock to which such option shall be applicable and the Option Price for such Common Stock shall be appropriately adjusted by the Company.

14. DISPOSITION UPON DEATH. If a Participant dies, shares of Common Stock and/or cash, if any, attributable to the Participant's account under the Plan (when cash or shares of Common Stock are held for his or her account prior to exercise of options corresponding to an Offering) shall be delivered to his or her surviving spouse; or, if there is no surviving spouse, to the executor or administrator of the estate of the Participant; or, if no such executor or administrator has been appointed (to the knowledge of the Company), to his or her next of kin.

15. TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor any rights relating to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in section 14 above) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with section 11(a) above.

16.      SHARE TRANSFER RESTRICTIONS.

         (a) Shares of Common Stock shall not be issued under the Plan unless such issuance is either registered under the Securities Act or is exempt from such registrations.

         (b) Shares of Common Stock issued under the Plan may not be sold, assigned, transferred, pledged encumbered, or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act or pursuant to exemptions from registration.

         (c) Notwithstanding any other provision of the Plan or any documents entered into pursuant to the Plan, except as permitted by the Committee in its sole discretion, any shares of Common Stock issued to a Participant who is an Insider may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of for a six-month period until after the Option Price is determined on a Termination Date corresponding to the Offering with respect to which they were issued.

17. AMENDMENT OR TERMINATION. The Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate in light of, and consistent with, section 423 of the Code; provided, however, that any amendment that either changes the composition, function or duties of the Committee or modifies the terms and conditions pursuant to which options are granted hereunder must be approved by the Board. The Board also may terminate the Plan or the granting of options pursuant to the Plan at any time; provided, however, that the Board shall not have the right to modify, cancel, or amend any outstanding option granted pursuant to the Plan before such termination unless each Participant consents in writing to such modification, amendment or cancellation. The Plan shall terminate automatically if it is not approved by the Shareholders of the Company, in accordance with Treas. Reg. section 1.423-2(c), by April 30, 2000. Notwithstanding the foregoing, no amendment adopted by either the Committee or the Board shall be effective, without approval of the shareholders of the Company, if shareholder approval of the amendment is then required pursuant to section 423 of the Code.

18. NOTICES. All notices or other communications by a Participant to the Company in connection with the Plan shall be deemed to have been duly given when received by the Secretary of the Company or by any other person designated by the Company for the receipt of such notices or other communications, in the form and at the location specified by the Company.

19. EFFECTIVE DATE OF PLAN. The Plan shall be effective as of January 1, 2000. The Plan has been adopted by the Board subject to shareholder approval, and prior to shareholder approval shares of Common Stock issued under the Plan are subject to such approval.

20.      MISCELLANEOUS.

         (a) HEADINGS AND GENDER. The headings to sections in the Plan have been included for convenience of reference only. The masculine pronoun shall include the feminine and the singular the plural, whenever appropriate. Except as otherwise expressly indicated, all references to sections in the Plan shall be to sections of the Plan.

         (b) GOVERNING LAW. The Plan shall be interpreted and construed in accordance with the internal laws of the State of Illinois to the extent that such laws are not superseded by the laws of the United States of America.

         (c) PLAN NOT A CONTRACT OF EMPLOYMENT. The Plan does not constitute a contract of employment and participation in the Plan does not give any Employee or Participant the right to be retained in the employ of the Company or a Designated Subsidiary, nor give any person a right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

                                                                      APPENDIX B


                                SAMES CORPORATION

                              AMENDED AND RESTATED

                             1996 STOCK OPTION PLAN

                                    ARTICLE 1.

                     ESTABLISHMENT, OBJECTIVES, AND DURATION

         1.1 ESTABLISHMENT OF THE PLAN. SAMES CORPORATION, a Delaware corporation (formerly known as Binks Sames Corporation) (hereinafter referred to as the "Company"), has previously established an incentive compensation plan known as the Binks Sames Corporation Amended and Restated 1996 Stock Option Plan (hereinafter referred to as the "Plan"), effective as of October 24, 1996 (the "Effective Date").

         The Company now desires to further amend and restate the Plan as provided herein. Subject to approval by the Company's stockholders, the Plan as amended and restated herein shall become effective as of April 25, 2000, and shall remain in effect as provided in Section 1.3 hereof.

         1.2 PURPOSE OF THE PLAN. The purpose of this Plan is to benefit the Company and its subsidiaries and affiliated companies by enabling the Company to offer to certain present and future executives, key personnel, consultants and non-employee directors stock based incentives in the Company, thereby giving them a stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or subsidiaries or affiliated companies.

         1.3. DURATION OF THE PLAN. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 16 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after October 24, 2006.

                                    ARTICLE 2.

                                   DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

         "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options or Incentive Stock Options.

         "AWARD AGREEMENT" means a writing provided by the Company to each Participant setting forth the terms and provisions applicable to Awards granted under this Plan. The Participant's acceptance of the terms of the Award Agreement shall be evidenced by his or her continued employment without written objection before any exercise or payment of the Award. If the Participant objects in writing, the grant of the Award shall be revoked.

         "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         "CAUSE" shall mean, with respect to termination of a Participant's employment or directorship, the occurrence of any one or more of the following, as determined by the Committee, in the exercise of good faith and reasonable judgment:

         (i) In the case where there is no employment, change in control or similar agreement in effect between the Participant and the Company or a Subsidiary at the time of the grant of the Award, or where there is such an agreement but the agreement does not define "cause" (or similar words) or a "cause" termination would not be permitted under such agreement at that time because other conditions were not satisfied, the termination of an employment or consulting arrangement due to the willful and continued failure or refusal by the Participant to substantially perform assigned duties (other than any such failure resulting from the Participant's Disability), the Participant's dishonesty or theft, the Participant's violation of any obligations or duties under any employee agreement, or the Participant's gross negligence or willful misconduct; or

         (ii) In the case where there is an employment, change in control or similar agreement in effect between the Participant and the Company or a Subsidiary at the time of the grant of the Award that defines "cause" (or similar words) and a "cause" termination would be permitted under such agreement at that time, the termination of an employment or consulting arrangement that is or would be deemed to be for "cause" (or similar words) as defined in such agreement.

No act or failure to act on a Participant's part shall be considered willful unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

         "CHANGE OF CONTROL" of the Company shall mean:

         (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person (an "Acquiror") and as a result of such merger, consolidation or reorganization less than 50% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such merger, consolidation or reorganization, other than by the Acquiror or any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

         (b) The Company sells all or substantially all of its business and/or assets to an Acquiror, of which less than 50% of the outstanding voting securities or other capital interests are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such sale, other than by any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

         (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, or other public announcement disclosing that any person or group (as the terms "person" and "group" are used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act and the rules and regulations promulgated thereunder) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
                  Act) of 15% or more of the issued and outstanding shares of voting securities of Company, other than (i) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any Subsidiary, (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company, (iii) Burke B. Roche, his spouse or any of their descendants or any spouse of their descendants, William B. Roche, his spouse or any of their descendants or any spouse of their descendants, any trust or other arrangement for the benefit of Burke B. Roche, William
                  B. Roche, the spouse of either of them, or any of their descendants or the spouse of any such descendants (Burke B. Roche, William B. Roche and such other individuals, trusts or other arrangements, collectively, the "Roche Family"), or (iv) any group which includes the Roche Family if a majority of the voting securities of the Company beneficially owned by such group are beneficially owned by the Roche Family; or

         (d) Individuals who are members of the Incumbent Board cease to constitute a majority of the Board of Directors of the Company. For this purpose, "Incumbent Board" means (i) the members of the Board of Directors of the Company on the Effective Date and (ii) any individual who becomes a member of the Board of Directors of the Company after the Effective Date, if such individual's election or nomination for election as a Director was approved by the affirmative vote of the then Incumbent Board.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation thereto.

         "COMMITTEE" means the Committee as specified in Article 3 herein appointed by the Board to administer the Plan with respect to grants of Awards.

         "COMMON STOCK" means the common stock, $1.00 par value per share, of the Company.

         "COMPANY" means Binks Manufacturing Company, a Delaware corporation, as well as any successor to such entity as provided in Article 13 herein.

         "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

         "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan. If no long term disability plan is in place with respect to a Participant, then with respect to that Participant, Disability shall have the same meaning ascribed to such term under
Section 22(e)(3) of the Code.

         "EARLY RETIREMENT" means the Participant's termination of employment with the Company and all Subsidiaries (for reasons other than Cause) on or after attaining age 55 having completed five or more years of employment with the Company or Subsidiaries.

         "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Section 1.1 hereof.

         "EMPLOYEE" means any employee of the Company or any Subsidiary, or any consultant who provides services to the Company or any Subsidiary; provided, that for purposes hereof, references to periods of employment or termination of employment shall be deemed, in the case of a consultant, to be references to his or her consulting arrangement with the Company or any Subsidiary. Non-Employee Directors shall not be considered Employees under this Plan unless specifically designated otherwise.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         "FAIR MARKET VALUE" shall mean, as of any date, the closing sales price of the Common Stock on the American Stock Exchange Composite Tape (as reported in THE WALL STREET JOURNAL, Midwest Edition) on such date (or if the date is not a trading day, on the trading day next preceding the date of exercise).

         "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

         "NON-EMPLOYEE DIRECTOR" means, as of a given date, an individual who is a Director but who is not an Employee of the Company or any Subsidiary, and since the date of the most recent annual meeting of stockholders at which he or she was elected a Director (or, if he or she was not elected at an annual meeting, the date the individual was first elected to the Board of Directors) has not been an Employee.

         "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

         "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

         "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         "PARTICIPANT" means an individual who has outstanding an Award granted under the Plan.

         "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a group as defined in Section 13(d) thereof.

         "RETIREMENT" means the Participant's termination of employment with the Company or its Subsidiaries (for reasons other than Cause) on or after the date the Participant attains age 65, or, in the case of Non-Employee Directors, shall mean the termination of his or her directorship (for reasons other than Cause) on or after attaining age 55.

         "SHARES" means shares of Common Stock, $1 par value per share, of the Company.

         "SUBSIDIARY" means any corporation, partnership, joint venture, affiliate, or other entity in which the Company is the direct or indirect beneficial owner of not less than 20% of all issued and outstanding equity interests.

                                    ARTICLE 3.

                                 ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered by the Board, or by the Compensation Committee of the Board, or by any other Committee appointed by the Board. The functions of the Committee may be exercised by the full Board.

         3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees and consultants who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 11 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate the authority granted to it herein.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

                                    ARTICLE 4.

                  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

         4.1 SHARES AVAILABLE FOR AWARDS. The aggregate number of Shares which may be issued or used for reference purposes under this Plan or with respect to which Awards may be granted shall not exceed 300,000 Shares (subject to adjustment as provided in Section 4.3), which may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company. Of the aggregate number of Shares, up to all of such Shares may be issued with respect to Incentive Stock Option Awards. Upon:

         (a) a cancellation, termination, expiration, forfeiture, or lapse for any reason of any Award; or

         (b) payment of an Option Price and/or payment of any taxes arising upon exercise of an Option with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise or issued upon such payout, then the number of Shares underlying any such Award which were not issued as a result of any of the foregoing actions shall again be available for the purposes of Awards under the Plan.

         4.2 INDIVIDUAL PARTICIPANT LIMITATIONS. Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares with respect to which Options may be granted in any one fiscal year to a Participant shall be 50,000.

         4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares available for Awards, the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan and the number of Shares set forth in Sections 4.1 and 4.2, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

                                    ARTICLE 5.

                          ELIGIBILITY AND PARTICIPATION

         5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all Employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are Directors and Employees who reside in countries other than the United States of America. Non-Employee Directors shall also be eligible to receive Awards of Nonqualified Stock Options under the Plan.

         5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

                                    ARTICLE 6.

                                  STOCK OPTIONS

         6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 50,000 Shares. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

         6.2 AWARD AGREEMENT. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or Nonqualified Stock Option.

         6.3 EXERCISE PRICE. Subject to the provisions of this Section 6.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

         (a) NONQUALIFIED STOCK OPTIONS. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than the Fair Market Value of a Share on the Grant Date.

         (b) INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the
                  Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

         (c) SUBSTITUTE OPTIONS. Notwithstanding the provisions of Sections 6.3(a) and 6.3(b), in the event that the Company or a Subsidiary consummates a transaction described in Section 424(a) of the Code (E.G., the acquisition of property or stock from an unrelated corporation), persons who become Employees on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Section 424(a) of the Code, shall determine the Exercise Price of such substitute Options.

         6.4 EXPIRATION OF OPTIONS. Subject to the provisions of Section 6.8, Options granted pursuant to this Article 6 shall expire in accordance with this
Section 6.4.

         (a) EXPIRATION DATES. Each Option granted pursuant to this Article 6 shall terminate no later than the first to occur of the following events:

                  (i) The date for termination of the Option set forth in the written Award Agreement; or

                  (ii)     The expiration of ten (10) years from the Grant Date;
                           or

                  (iii) The expiration of one (1) month from the date of the Participant's termination of employment for a reason other than the Participant's death, Disability, Retirement, Early Retirement (under circumstances described in Section 6.4(b) below relating to retirement from the industry) or for Cause; or

                  (iv) The expiration of three (3) years from the date of the Participant's termination of employment by reason of death or Disability; or

                  (v) The date of termination of employment in the event of a termination for Cause.

         (b) EFFECT OF DEATH, DISABILITY, RETIREMENT AND EARLY RETIREMENT. Notwithstanding Section 6.4(a):

                  (i) Upon the death or Disability of the Participant, each Option held by the Participant shall become exercisable in full (without regard to any installment or other vesting provisions thereof) and shall be exercisable thereafter until the first to occur of the dates set forth in Section 6.4(a)(i),
                           (ii) or (iv).

                  (ii) Upon Retirement, each Option held by the Participant shall become exercisable in full (without regard to any installment or other vesting provisions thereof) and shall be exercisable by the Participant until the earlier of the date of termination of the Option set forth in the Award Agreement or the expiration of ten
                           (10) years from the Grant Date of the Option.

                  (iii) Upon Early Retirement, each Option held by a Participant who from such Early Retirement retires and remains retired from the industry (a "sunset arrangement") shall remain outstanding and, to the extent not then exercisable, shall become exercisable in accordance with the installment or other vesting provisions thereof as if the Participant continued as an Employee of the Company or a Subsidiary during such sunset arrangement. The Options, to the extent exercisable at Early Retirement or which become exercisable during the sunset arrangement shall remain exercisable by the Participant until the earlier of the date of termination of the Option set forth in the Award Agreement or the expiration of ten
                           (10) years from the Grant Date. In the event the Participant does not remain so retired in accordance with the sunset arrangement, then the Participant shall be deemed to have terminated employment under circumstances described in Section 6.4(a)(iii) above as of such date he or she fails to be so retired and his or her Options shall terminate on the first to occur of the dates set forth in Section 6.4(a)(i),
                           (ii) or (iii).

                  (iv) In the event of the death of the Participant after his Retirement or Early Retirement, but prior to the expiration of his or her Options, then his or her Options shall be exercisable in full by his or her beneficiaries until the earlier of the date such Options would have expired had the Participant survived until such date or the expiration of three
                           (3) years for the date of the Participant's death.

         (c) COMMITTEE DISCRETION. Subject to the limits of Section 6.4(a) and (b) above, the Committee, in its sole discretion shall provide in each Award Agreement when each Option expires and becomes unexercisable. In the event the Award Agreement does not set forth such provisions, then the Option evidenced thereby shall expire and become unexercisable in accordance with the provisions of Section 6.4(a) and (b) above.

         6.5 EXERCISABILITY OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion and prescribe in the Award Agreement. In the event that the Award Agreement does not set forth times with respect to the exercisability of Options, then each such Option granted to an Employee shall become exercisable on the first anniversary of the Grant Date to the extent of one-fourth (25%) of the Shares which may be purchased under the Option (rounded down to the nearest whole number), and on each of the second, third and fourth anniversary of the Grant Date to the extent of an additional one-fourth (25%) of such Shares. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. Notwithstanding the foregoing, upon a Change in Control, any and all Options granted under this Article 6 shall become immediately exercisable in full.

         6.6 PAYMENT. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

         As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

         6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

         6.8 CERTAIN ADDITIONAL PROVISIONS FOR INCENTIVE STOCK OPTIONS.

                  (a) EXERCISABILITY. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000, provided, however, that in the event that acceleration of the exercisability of an Incentive Stock Option would cause such $100,000 limitation to be exceeded, then those Incentive Stock Options up to such $100,000 limitation (determined in the order such Options were granted) shall continue to be Incentive Stock Options and the remainder shall be Nonqualified Stock Options.

                  (b) TERMINATION OF EMPLOYMENT. No Incentive Stock Option may be exercised more than three (3) months after the Participant's termination of employment with the Company and all Subsidiaries for any reason other than Disability or death (in which case the Incentive Stock Option may be exercised until the expiration of one (1) year from the date of death or disability), unless (i) the Participant dies during such three-month period, in which case the Incentive Stock Option may be exercised by his or her beneficiaries until the expiration of one (1) year from the date of death (this Section 6.8(b)(i) is not applicable to Awards granted to employees of Sames S.A.), or (ii) the Award Agreement or the Committee permits later exercise, provided that if the Incentive Stock Option is not exercised within such three (3) month or one
                           (1) year periods, whichever is applicable, then such Incentive Stock Option shall become a Nonqualified Stock Option.

                  (c) EMPLOYEES ONLY. Incentive Stock Options may be granted only to individuals who are Employees (other than consultants) on the Grant Date.

                  (d) EXPIRATION. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

                                    ARTICLE 7.

                             NON-EMPLOYEE DIRECTORS

         7.1 GRANTING OF OPTIONS.

                  (a) INITIAL AWARDS. Each Non-Employee Director who (i) is a Non-Employee Director on the Effective Date of the Plan or (b) first becomes a Non-Employee Director after the Effective Date of the Plan shall be granted a Nonqualified Stock Option to purchase 3,000 Shares. Such Option shall be granted on either the Effective Date of the Plan, or the date such person first becomes a Non-Employee Director, as the case may be.

                  (b) ANNUAL AWARDS. Thereafter, for so long as the Non-Employee Director remains such, he or she annually shall be granted an Option for an additional 2,000 Shares, 3000 Shares if such Non-Employee Director shall also be serving as Chairman of the Board. Each such Option shall be granted on the date of each Annual Meeting of Stockholders, commencing with the 1997 Annual Meeting of Stockholders, but only if the Non-Employee Director will continue to serve as a Director after such Annual Meeting.

                  (c) OTHER AWARDS. The Board of Directors may in its discretion increase the number of Shares subject to an initial Award or annual Award in recognition of significant additional duties and responsibilities assumed by a Non-Employee Director in connection with his or her service as chairman of the Board of Directors or other positions on the Board of Directors.

                  (d) NON-EMPLOYEE DIRECTORS OF SAMES S.A. All Non-Employee Directors of Sames S.A. are excluded from the scope of this Article 7.

         7.2 TERMS OF OPTIONS.

                  (a) OPTION AGREEMENT. Each Option granted pursuant to this Article 7 shall be evidenced by an Award Agreement which shall be executed by the Participant and the Company.

                  (b) EXERCISE PRICE. The Exercise Price for the Shares subject to each Option granted pursuant to this
                           Article 7 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

                  (c) EXERCISABILITY. Each initial Award granted pursuant to Section 7.1(a) shall become exercisable on the first anniversary of the Grant Date to the extent of one-fourth (25%) of the Shares which may be purchased under the Option (rounded down to the nearest whole number), and on each of the second, third and fourth anniversary of the Grant Date to the extent of an additional one-fourth (25%) of such Shares. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. Notwithstanding the foregoing, upon a Change in Control, any and all Options granted under this
                           Article 7 shall become immediately exercisable in full. Each annual Award granted pursuant to Section 7.1(b) shall become exercisable in full on the first anniversary of the Grant Date.

                  (d)      EXPIRATION OF OPTIONS. Each Option granted under this
                           Article 7 shall terminate upon the first to occur of the following events:

                           (i) The expiration of ten (10) years from the Grant Date; or

                           (ii) The expiration of one (1) month from the date of the termination of the Participant's service as a Director for a reason other than death, Disability, Retirement or Cause; or

                           (iii) The expiration of three (3) years from the date of the termination of the Participant's service as a Director by reason of death or Disability; or

                           (iv) The date of termination of the Participant's service as a Director for Cause.

                  (e)      EFFECT OF DEATH, DISABILITY OR RETIREMENT.

                           (i)      Upon the death or Disability of the
                                    Participant, each Option granted under this
                                    Article 7 held by the Participant shall
                                    become exercisable in full (without regard to any installment or other vesting provisions thereof) and shall be exercisable thereafter until the first to occur of the dates set forth in Section 7.2(d)(i) or
                                    (iii).

                           (ii) Upon Retirement, each Option granted under this Article 7 held by the Participant shall become exercisable in full (without regard to any installment or other vesting provisions thereof) and shall be exercisable by the Participant until the expiration of ten (10) years from the Grant Date of the Option.

                           (iii) In the event of the death of the Participant after his or her Retirement, but prior to the expiration of his or her Options granted under this Article 7, such Options shall be exercisable in full by his or her beneficiaries until the earlier of the date such

                                    Options would have expired had the
                                    Participant survived until such date or the expiration of three (3) years from the date of the Participant's death.

                  (f) OTHER TERMS. All provisions of the Plan not inconsistent with this Article 7 shall apply to Options granted to Non-Employee Directors.

                                    ARTICLE 8.

                             BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Secretary of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate. Provided, however, Awards granted to employees of Sames S.A. shall be excluded from this Article 8.

                                    ARTICLE 9.

                                    DEFERRALS

         The Committee may permit a Participant to defer such Participant's receipt of the delivery of Shares that would otherwise be due to such Participant upon the exercise of any Option.

                                    ARTICLE 10.

                             LIMITED TRANSFERABILITY

         The Committee may, in its discretion, authorize all or a portion of the Options (other than Incentive Stock Options) granted to a Participant to be on terms which permit transfer by such Participant to (a) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (c) a partnership in which such Immediate Family Members are the only partners, provided that (i) there may be no consideration for any such transfer, (ii) the Award Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Article 10, and (iii) subsequent transfers of transferred Options shall be prohibited except those in accordance with Article 8. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Article 8 hereof the term "Participant" shall be deemed to refer to the transferee. The provisions of Articles 6 and 7 relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Options shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Articles 6 and 7.

                                    ARTICLE 11.

                    AMENDMENT, MODIFICATION, AND TERMINATION

         11.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; subject to any requirement of stockholder approval imposed by applicable law, rule or regulation.

         11.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

                                   ARTICLE 12.

                                   WITHHOLDING

         12.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

         12.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                                   ARTICLE 13.

                                   SUCCESSORS

         All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of the Company or otherwise.

                                    ARTICLE 14.

                               LEGAL CONSTRUCTION

         14.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         14.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         14.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         14.4 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                    ARTICLE 15.

                       COMMITTEE DISCRETION IN CONNECTION
                        WITH AWARDS TO FOREIGN EMPLOYEES

         Notwithstanding any provision of this Plan to the contrary, with respect to the grant of any Award to an individual employed in a foreign country, the Committee in its sole discretion may provide in the Award Agreement for such Awards terms and provisions as the Committee shall deem necessary or appropriate to enable such Award to comply with applicable foreign law, provided, however, that except for Awards granted pursuant to Section 6.3(c) of the Plan, in no event shall the exercise price of any award be less than Fair Market Value as of the Grant Date.

                                 [front]


PROXY                           SAMES CORPORATION                     PROXY

     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 25, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Arnold H. Dratt and Wayne F. Edwards, or any of them, with full power of substitution, are hereby authorized to vote the shares of Capital Stock of Sames Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Vedder, Price, Kaufman & Kammholz at 222 North LaSalle Street, 26th Floor, Chicago, Illinois 60601 on April 25, 2000, at 9:00 a.m., and at all adjournments thereof, as follows:

        PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE HEREOF AND
                   RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

                              [reverse]


1.  ELECTION OF DIRECTOR
    Wayne F. Edwards

        ______For             ______Withhold          ______For all Except

2.  Approval of the Sames Employee Stock Purchase Plan.

        ______For             ______Against          ______Abstain

3. Approval of an amendment to the Company's Amended and Restated 1996 Stock Option Plan.

        ______For             ______Against          ______Abstain

4. Ratification of the appointment of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.

        ______For             ______Against          ______Abstain

5. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS NOTED ABOVE.


Please sign your name or names on the signature lines below in the exact form appearing hereon.

Dated ____________________________ ,2000

__________________________________
Signature of Stockholder(s)

__________________________________
Signature of Stockholder(s)